================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: September 9, 2004
(Date of earliest event reported)


                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                  333-104662               41-1955181
-------------------------------    ----------------         ----------------
(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
         Incorporation)                 Number)           Identification No.)
   8400 Normandale Lake Blvd.                      55437
           Suite 250                              ----------
     Minneapolis, Minnesota                       (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


================================================================================

Item 7.01.        OTHER EVENTS.

         On September 29, 2004, the Registrant will cause the issuance and sale of Mortgage-Backed Pass-Through Certificates, Series 2004-SL3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer, and Deutsche Bank Trust Company Americas, as Trustee.

         In connection with the sale of the Certificates, the Registrant has been advised by Citigroup Global Markets Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-104662, which Collateral Term Sheets are being filed manually as exhibits to this report.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Collateral Term Sheets consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS


          (a)FINANCIAL STATEMENTS.

             Not applicable.

          (b)PRO FORMA FINANCIAL INFORMATION.

             Not applicable.

          (c) EXHIBITS


                               ITEM 601(a) OF
                               REGULATION S-K
EXHIBIT NO.   EXHIBIT NO.      DESCRIPTION
-----------   -----------      -----------

    1            99            Collateral Term Sheets

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                   By: /s/ Benita Bjorgo
                                      --------------------------------
                                   Name:   Benita Bjorgo
                                   Title:  Vice President

Dated: September 9, 2004

                                  EXHIBIT INDEX



                  Item 601(a) of       Sequentially
Exhibit           Regulation S-K       Numbered
Number.           Exhibit No.          Description             Page
-------           -----------          -----------             ----

1                 99                   Collateral Term Sheets    7

                                    EXHIBIT 1